                                                                   EXHIBIT 99.2

CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------      -----------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                    OCTOBER 29, 2001
---------------------------------------      -----------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------      -----------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                    OCTOBER 29, 2001
---------------------------------------      -----------------------------------
Printed Name of Preparer                                    Date

CASE NAME:      KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 1

CASE NUMBER:    401-40788-BJH-11


COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED         MONTH           MONTH           MONTH
ASSETS                                                                 AMOUNT           JUL-01          AUG-01          SEP-01
------                                                                ---------         ------          ------          ------
1.         Unrestricted Cash (FOOTNOTE)                                6,557,974       4,259,402       3,618,707       3,517,653
2.         Restricted Cash
3.         Total Cash                                                  6,557,974       4,259,402       3,618,707       3,517,653
4.         Accounts Receivable (Net) (FOOTNOTE)                                                            6,748         300,000
5.         Inventory
6.         Notes Receivable
7.         Prepaid Expenses (FOOTNOTE)                                 3,450,681       1,108,092         743,510         743,510
8.         Other (Attach List)                                           263,606               0               0               0
9.         Total Current Assets                                       10,272,261       5,367,494       4,368,965       4,561,163
10.        Property, Plant & Equipment (FOOTNOTE)                      3,285,885               0               0               0
11.        Less: Accumulated Depreciation/Depletion                   (1,753,163)              0               0               0
12.        Net Property, Plant & Equipment                             1,532,722               0               0               0
13.        Due From Insiders
14.        Other Assets - Net of Amortization (Attach List)               36,082               0               0
15.        Other (Attach List) (FOOTNOTE)                            153,399,371      39,971,438      39,971,438      39,971,438
16.        Total Assets                                              165,240,436      45,338,932      44,340,403      44,532,601

POST PETITION LIABILITIES

17.        Accounts Payable
18.        Taxes Payable                                                                  11,634          11,634          11,634
19.        Notes Payable
20.        Professional Fees
21.        Secured Debt
22.        Other (Attach List) (FOOTNOTE)                                              2,776,114       1,894,121       1,837,889
23.        Total Post Petition Liabilities                                             2,787,748       1,905,755       1,849,523

PRE PETITION LIABILITIES

24.        Secured Debt (FOOTNOTE)                                    75,885,064      15,071,491      14,930,296      15,365,448
25.        Priority Debt (FOOTNOTE)                                      200,832          91,281          91,281
26.        Unsecured Debt                                              1,779,701       1,720,667       1,391,017       1,391,017
27.        Other (Attach List)                                       242,243,558     169,279,290     169,303,664     169,616,206
28.        Total Pre Petition Liabilities                            320,109,155     186,162,729     185,716,258     186,372,671
29.        Total Liabilities                                         320,109,155     188,950,477     187,622,013     188,222,194

EQUITY

30.        Pre Petition Owners' Equity                                              (154,868,719)   (154,868,719)   (154,868,719)
31.        Post Petition Cumulative Profit Or (Loss)                                  (5,202,539)     (5,013,798)     (4,986,631)
32.        Direct Charges To Equity (Attach Explanation FOOTNOTE)                     16,459,713      16,600,907      16,165,757
33.        Total Equity                                                             (143,611,545)   (143,281,610)   (143,689,593)
34.        Total Liabilities and Equity                                               45,338,932      44,340,403      44,532,601

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                               SCHEDULED      MONTH         MONTH         MONTH
ASSETS                                                           AMOUNT       JUL-01        AUG-01        SEP-01
------                                                         ---------      ------        ------        ------
A.      Security Deposit                                           8,794             0             0             0
B.      Cash Surrender Value: Life Ins.                          254,812             0             0             0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                      263,606             0             0             0

A.      Organizational Costs (FOOTNOTE)                           36,082             0             0             0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                  36,082             0             0             0

A.      Intercompany Receivables                             113,743,558             0             0             0
B.      Intercompany Royalties                                39,655,813    39,971,438    39,971,438    39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                 153,399,371    39,971,438    39,971,438    39,971,438

POST PETITION LIABILITIES

A.      Accrued Liabilities Other                                            1,338,789       510,433       469,910
B.      Deferred Compensation                                                  960,371       960,371       960,371
C.      Accrued Health Claims                                                  476,954       423,317       407,608
D.
E.
F.
G.

TOTAL OTHER POST PETITION
  LIABILITIES - LINE 22                                                      2,776,114     1,894,121     1,837,889

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)                     113,743,558    40,779,290    40,803,664    41,116,206
B.      10 3/8% Senior Sub. Notes                            105,000,000   105,000,000   105,000,000   105,000,000
C.      Sr. Sub. Exchangeable Notes                           23,500,000    23,500,000    23,500,000    23,500,000
D.
E.

TOTAL OTHER PRE PETITION
  LIABILITIES - LINE 27                                      242,243,558   169,279,290   169,303,664   169,616,206


CASE NAME:    KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:  401-40788-BJH-11

INCOME STATEMENT

                                                           MONTH             MONTH           MONTH         QUARTER
REVENUES                                                   JUL-01            AUG-01          SEP-01         TOTAL
--------                                                   ------            ------          ------        --------
1.        Gross Revenues                                                                                           0
2.        Less: Returns & Discounts                                                                                0
3.        Net Revenue                                            0                 0               0               0

COST OF GOODS SOLD

4.        Material                                                                                                 0
5.        Direct Labor                                                                                             0
6.        Direct Overhead                                                                                          0
7.        Total Cost Of Goods Sold                               0                 0               0               0
8.        Gross Profit                                           0                 0               0               0

OPERATING EXPENSES

9.        Officer / Insider Compensation (FOOTNOTE)        153,348           121,875          20,042         295,265
10.       Selling & Marketing                                                                                      0
11.       General & Administrative                          88,795             9,913           4,804         103,512
12.       Rent & Lease                                      17,456            14,518           4,945          36,919
13.       Other (Attach List)                              521,733           173,559           8,005         703,297
14.       Total Operating Expenses                         781,332           319,865          37,796       1,138,993
15.       Income Before Non-Operating
          Income & Expense                                (781,332)         (319,865)        (37,796)     (1,138,993)

OTHER INCOME & EXPENSES

16.       Non-Operating Income (Att List)                    8,914           936,899          76,180       1,021,993
17.       Non-Operating Expense (Att List)                 114,757                 0               0         114,757
18.       Interest Expense                                                                                         0
19.       Depreciation / Depletion                          35,680                                            35,680
20.       Amortization                                                                                             0
21.       Other (Attach List)                                                                                      0
22.       Net Other Income & Expenses                     (141,523)          936,899          76,180         871,556

REORGANIZATION EXPENSES

23.       Professional Fees                                160,801           397,043          11,217         569,061
24.       U.S. Trustee Fees                                                   31,250                          31,250
25.       Other (Attach List)                                                                                      0
26.       Total Reorganization Expenses                    160,801           428,293          11,217         600,311
27.       Income Tax                                                                                               0
28.       Net Profit (Loss)                             (1,083,656)          188,741          27,167        (867,748)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                            SUPPLEMENT TO

CASE NUMBER:  401-40788-BJH-11                                ACCRUAL BASIS - 2

INCOME STATEMENT

                                                    MONTH             MONTH            MONTH           QUARTER
OPERATING EXPENSES                                 JUL-01            AUG-01           SEP-01            TOTAL
------------------                                 ------            ------           ------           -------
A.    Payroll (FOOTNOTE)                          503,153           168,886            4,958           676,997
B.    Insurance                                       868                 0                0               868
C.    Utilities & Telephone                           189               338            2,684             3,211
D.    Taxes                                        17,523             4,335              363            22,221
E.                                                                                                           0

TOTAL OTHER OPERATING
  EXPENSES - LINE 13                              521,733           173,559            8,005           703,297

OTHER INCOME & EXPENSES

A.    Interest and Misc. Income                     8,914             7,229            8,555            24,698
B.    Balance Sheet Adjustments (FOOTNOTE)                          929,670           67,625           997,295
C.                                                                                                           0
D.                                                                                                           0
E.                                                                                                           0

TOTAL NON-OPERATING INCOME -
         LINE 16                                    8,914           936,899           76,180         1,021,993

A.    Balance Sheet Adjustments (FOOTNOTE)        114,757                 0                0           114,757
B.                                                                                                           0
C.                                                                                                           0
D.                                                                                                           0
E.                                                                                                           0

 TOTAL NON-OPERATING
   EXPENSE - LINE 17                              114,757                 0                0           114,757

REORGANIZATION EXPENSES

A.                                                                                                           0
B.                                                                                                           0
C.                                                                                                           0
D.                                                                                                           0
E.                                                                                                           0

TOTAL OTHER REORGANIZATION
  EXPENSES - LINE 25                                    0                 0                0                 0

CASE NAME:    KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:  401-40788-BJH-11


CASH RECEIPTS AND                                      MONTH            MONTH            MONTH        QUARTER
DISBURSEMENTS                                         JUL-01           AUG-01           SEP-01          TOTAL
-----------------                                     ------           ------           ------        -------

1.   Cash - Beginning Of Month                        SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                             0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                           0
4.   Post Petition                                                                                          0
5.   Total Operating Receipts                              0                0                0              0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                         0
7.   Sale of Assets                                                                                         0
8.   Other (Attach List)                                                                                    0
9.   Total Non-Operating Receipts                          0                0                0              0
10.  Total Receipts                                        0                0                0              0
11.  Total Cash Available                                  0                0                0              0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                            0
13.  Payroll Taxes Paid                                                                                     0
14.  Sales, Use & Other Taxes Paid                                                                          0
15.  Secured / Rental / Leases                                                                              0
16.  Utilities                                                                                              0
17.  Insurance                                                                                              0
18.  Inventory Purchases                                                                                    0
19.  Vehicle Expenses                                                                                       0
20.  Travel                                                                                                 0
21.  Entertainment                                                                                          0
22.  Repairs & Maintenance                                                                                  0
23.  Supplies                                                                                               0
24.  Advertising                                                                                            0
25.  Other (Attach List)                                                                                    0
26.  Total Operating Disbursements                         0                0                0              0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                      0
28.  U.S. Trustee Fees                                                                                      0
29.  Other (Attach List)                                                                                    0
30.  Total Reorganization Expenses                         0                0                0              0
31.  Total Disbursements                                   0                0                0              0
32.  Net Cash Flow                                         0                0                0              0
33.  Cash - End of Month                                   0                0                0              0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 SEPTEMBER, 2001
CASE NUMBER:  401-40788-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP      MFG        MGMT      HOLDING    COMP     KEVCO INC      TOTAL
                                                -------    -------   ---------    -------  --------   ---------    ----------
1.      CASH-BEGINNING OF MONTH                      --    150,505   3,618,707         --        --       1,000     3,770,212

     RECEIPTS FROM OPERATIONS
2.      CASH SALES                                   --         --                                                         --
     COLLECTION OF ACCOUNTS RECEIVABLE
3.      PRE PETITION                                 --         --                                                         --
4.      POST PETITION                                           --                                                         --

5.      TOTAL OPERATING RECEIPTS                     --         --          --         --        --          --            --

     NON OPERATING RECEIPTS
6.      LOANS & ADVANCES                                        --                                                         --
7.      SALE OF ASSETS                          100,000         --                                                    100,000
8.      OTHER                                    36,713     28,468      46,412         --    23,268          --       134,861
         INTERCOMPANY TRANSFERS                (127,561)    42,440     108,389         --   (23,268)                       --
                SALE EXPENSE REIMBURSEMENT
                INCOME TAX REFUND                                                            23,268
                RENT
                PAYROLL TAX ADVANCE RETURNED
                MISC.                            36,713                 37,857                   --
                INTEREST INCOME                                          8,555

9.      TOTAL NON OPERATING RECEIPTS              9,152     70,908     154,801         --        --          --       234,861

10.     TOTAL RECEIPTS                            9,152     70,908     154,801         --        --          --       234,861

11.     CASH AVAILABLE                            9,152    221,413   3,773,508         --        --       1,000     4,005,073

     OPERATING DISBURSEMENTS
12.     NET PAYROLL                                                     18,582                                         18,582
13.     PAYROLL TAXES PAID                                      --       6,780                                          6,780
14.     SALES, USE & OTHER TAXES PAID             2,870         --                                                      2,870
15.     SECURED/RENTAL/LEASES                                   --       5,002                                          5,002
16.     UTILITIES                                   262         --       2,690                                          2,952
17.     INSURANCE                                               --     112,200                                        112,200
18.     INVENTORY PURCHASES                                     --                                                         --
19.     VEHICLE EXPENSE                                         --                                                         --
20.     TRAVEL                                                  --                                                         --
21.     ENTERTAINMENT                                           --                                                         --
22.     REPAIRS & MAINTENANCE                     2,656         --                                                      2,656
23.     SUPPLIES                                                --                                                         --
24.     ADVERTISING                                                                                                        --
25.     OTHER                                     3,364     71,211      99,384         --        --          --       173,959
             LOAN PAYMENTS                                      --                                                         --
                FREIGHT                             959         --       1,165                                          2,124
                CONTRACT LABOR                                  --      96,405                                         96,405
                401 K PAYMENTS                                  --                                                         --
                PAYROLL TAX ADVANCE ADP                                                                                    --
                WAGE GARNISHMENTS                                                                                          --
                MISC.                             2,405     71,211       1,814                                         75,430

26.     TOTAL OPERATING DISBURSEMENTS             9,152     71,211     244,638         --        --          --       325,001

     REORGANIZATION DISBURSEMENTS
27.     PROFESSIONAL FEES                                       --      11,217                                         11,217
28.     US TRUSTEE FEES                                         --                                                         --
29.     OTHER                                                                                                              --
30.     TOTAL REORGANIZATION EXPENSE                 --         --      11,217         --        --          --        11,217

31.     TOTAL DISBURSEMENTS                       9,152     71,211     255,855         --        --          --       336,218

32.     NET CASH FLOW                                --       (303)   (101,054)        --        --          --      (101,357)

33.     CASH- END OF MONTH                           --    150,202   3,517,653         --        --       1,000     3,668,855

CASE NAME:    KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:  401-40788-BJH-11

                                                SCHEDULED            MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT             JUL-01            AUG-01            SEP-01
-------------------------                       ---------            ------            ------            ------
1.   0 - 30                                                                             6,748           300,000
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                          0                 0             6,748           300,000
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)               0                 0             6,748           300,000

AGING OF POST PETITION                                  MONTH:    SEPTEMBER-01
TAXES AND PAYABLES                                            ------------------

                                0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                    DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                   ------           -------            -------             ----             -----
1.   Federal                                                                                                 0
2.   State                       6,412                                                                   6,412
3.   Local                                                                                                   0
4.   Other (See below)           5,222                                                                   5,222
5.   Total Taxes Payable        11,634                 0                  0                0            11,634
6.   Accounts Payable                                                                                        0


                                                        MONTH:    SEPTEMBER-01
                                                              ------------------
STATUS OF POST PETITION TAXES

                                                     BEGINNING TAX    AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                               LIABILITY *      AND/OR ACCRUED   (AMOUNT PAID)         LIABILITY
-------                                              -------------    ---------------   -------------        ----------
1.   Withholding **                                                         6,055           (6,055)                 0
2.   FICA - Employee **                                                       362             (362)                 0
3.   FICA - Employer **                                                       363             (363)                 0
4.   Unemployment                                                                                0                  0
5.   Income                                                                                                         0
6.   Other (Attach List)
7.   Total Federal Taxes                                     0              6,780           (6,780)                 0

STATE AND LOCAL

8.   Withholding                                                                                 0                  0
9.   Sales (FOOTNOTE)                                    6,412                                                  6,412
10.  Excise                                                                                                         0
11.  Unemployment                                                                                0                  0
12.  Real Property (FOOTNOTE)                                                                                       0
13.  Personal Property                                   5,222                                                  5,222
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                              11,634                  0                0             11,634
16.  Total Taxes                                        11,634              6,780           (6,780)            11,634

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:  401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH:         SEPTEMBER-01
                                                       -------------------------

BANK RECONCILIATIONS                           Account # 1         Account # 2
--------------------                           -----------         -----------
A.   BANK:                                   Bank of America     Bank of America    Other Accounts
B.   ACCOUNT NUMBER:                           1295026976           3751629012       (Attach List)          TOTAL
C.   PURPOSE (TYPE):                                             DIP Disbursement
                                            Operating Account         Account
1.   Balance Per Bank Statement                        84,601             128,919          3,323,100      3,536,620
2.   Add: Total Deposits Not Credited                                                              0              0
3.   Subtract: Outstanding Checks                      (9,035)                               (20,861)       (29,896)
4.   Other Reconciling Items                               42                                 10,887         10,929
5.   Month End Balance Per Books                       75,608             128,919          3,313,126      3,517,653
6.   Number of Last Check Written                  N/A                 N/A

INVESTMENT ACCOUNTS

                                       DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER            PURCHASE      INSTRUMENT          PURCHASE PRICE     CURRENT VALUE
---------------------------            --------      ----------          --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                           0                 0

CASH

12.  Currency On Hand
13.  Total Cash - End of Month                                                             3,517,653

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:  401-40788-BJH-11                                ACCRUAL BASIS - 5


                                                            MONTH: SEPTEMBER-01
                                                                  --------------

BANK RECONCILIATIONS                                     Account # 3               Account # 4        Account # 5
--------------------                                     -----------               -----------        -----------
A.    BANK:                                          Bank of America/
                                                       Nations Funds             Bank of America    Bank of America       TOTAL
B.    ACCOUNT NUMBER:                                      846713                  3751775241          3750801912       OTHER BANK
C.    PURPOSE (TYPE):                             Kevco, Inc. S-T Investment    Stay Pay (Footnote)   Payroll-Mgmt       ACCOUNTS
1.    Balance Per Bank Statement                            3,081,647                127,200             13,257         3,222,104
2.    Add: Total Deposits Not Credited                                                                                          0
3.    Subtract: Outstanding Checks                                                                      (20,861)          (20,861)
4.    Other Reconciling Items                                                                            10,887            10,887
5.    Month End Balance Per Books                           3,081,647                127,200              3,283         3,212,130
6.    Number of Last Check Written                           N/A                       N/A                N/A

INVESTMENT ACCOUNTS

                                                       DATE OF              TYPE OF          PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE           INSTRUMENT          PRICE               VALUE
---------------------------                            --------           -----------        --------            -------
A.
B.
C.
D.

   TOTAL OTHER INVESTMENT
      ACCOUNTS - LINE 10                                                                            0                  0

CASE NAME:    KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:  401-40788-BJH-11                               ACCRUAL BASIS - 5


                                                          MONTH: SEPTEMBER-01
                                                                ---------------

BANK RECONCILIATIONS                              Account #6
--------------------                            ---------------
                                                Bank of America
                                                (Collected and
                                                   unapplied
A.    BANK:                                       Escrow Funds)                                         TOTAL
B.    ACCOUNT NUMBER:                                 N/A                                             OTHER BANK
C.    PURPOSE (TYPE):                                                                                  ACCOUNTS
1.    Balance Per Bank Statement                     100,996                                             100,996
2.    Add: Total Deposits Not Credited                                                                         0
3.    Subtract: Outstanding Checks                                                                             0
4.    Other Reconciling Items                                                                                  0
5.    Month End Balance Per Books                    100,996                                             100,996
6.    Number of Last Check Written                    N/A


INVESTMENT ACCOUNTS

                                               DATE OF     TYPE OF       INSTRUMENT     PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE    INSTRUMENT      PURCHASE       PRICE         VALUE
---------------------------                   --------    ----------     ---------      --------      -------
A.
B.
C.
D.

  TOTAL OTHER INVESTMENT
     ACCOUNTS - LINE 10                                                                        0            0

CASE NAME:   KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 6

CASE NUMBER: 401-40788-BJH-11
                                                         MONTH:  SEPTEMBER-01
                                                               ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                              TYPE OF            AMOUNT          TOTAL PAID
             NAME                             PAYMENT             PAID            TO  DATE
             ----                             -------            ------         -------------
1.       Sharon Romere                     Expense Reimb.           508                 891
2.       Joe Tomczak                       Expense Reimb.                               626
3.       John Wittig                       Expense Reimb.                               263
4.       Sharon Romere                     Payroll                5,913             103,027
5.       Joe Tomczak                       Payroll                                  177,884
6.       John Wittig                       Payroll                                  144,039
7.       Will Simpson                      Payroll               12,670             155,008
         Other (see attached)                                       951             132,034
8.       Total Payments To Insiders                              20,042             713,772

                                  PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                       TOTAL
                                       AUTHORIZING         AMOUNT         AMOUNT        TOTAL PAID     INCURRED
             NAME                        PAYMENT          APPROVED         PAID           TO DATE      & UNPAID*
             ----                      -----------      -----------     -----------     ----------     ---------
1.       Haynes and Boone                3/20/01          1,088,886                      1,088,886       191,285
2.       Lain, Faulkner & Co., P.C.      3/20/01            229,113          10,204        229,113        82,877
3.       Baker & McKenzie                3/20/01            181,615                        181,615
4.       Gordion Group                   3/20/01             17,438                         17,438
5.       (Attach List)                                        1,013           1,013          1,013
6.       Total Payments To
         Professionals                                    1,518,065          11,217      1,518,065       274,162

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS          TOTAL
                                      MONTHLY          PAID            UNPAID
                                     PAYMENTS         DURING           POST
         NAME OF CREDITOR              DUE             MONTH          PETITION
         ----------------            ---------        -------        ----------
1.       Bank of America               N/A                  0        15,365,448
2.       Leases Payable                                                   none
3.
4.
5.       (Attach List)
6.       TOTAL                               0              0        15,365,448

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                              ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                                         MONTH:  SEPTEMBER-01
                                                               ---------------

                                    INSIDERS

                                        TYPE OF              AMOUNT        TOTAL PAID
              NAME                      PAYMENT               PAID          TO DATE
              ----                      -------              ------        ----------
A.         Bill Estes                Director's Fees                         13,000
B.         Peter McKee               Director's Fees                         12,000
C.         Richard Nevins            Director's Fees                         13,000
D.         Wingate Partners          Management Fee                          89,390
E.         Wingate Partners          Expense Reimb.              92           3,785
F.         Will Simpson              Expense Reimb.             859             859
G.
H.

TOTAL OTHER PAYMENTS
TO INSIDERS - LINE 5                                            951         132,034

                                  PROFESSIONALS


                                   DATE OF
                                 COURT ORDER                                                           TOTAL
                                 AUTHORIZING          AMOUNT           AMOUNT        TOTAL PAID      INCURRED
              NAME                 PAYMENT           APPROVED           PAID          TO DATE        & UNPAID*
              ----               -----------         --------          ------        ----------      ---------
A.         Ernst & Young           3/20/01              1,013           1,013             1,013
B.
C.
D.
E.
F.
G.
H.

TOTAL OTHER PAYMENTS
TO PROFESSIONALS-LINE 5                                 1,013           1,013             1,013

     *    Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                            SCHEDULED        AMOUNTS            TOTAL
                                             MONTHLY          PAID             UNPAID
                                             PAYMENTS        DURING             POST
          NAME OF CREDITOR                     DUE            MONTH            PETITION
          ----------------                  ---------        -------           --------
A.
B.
C.
D.
E.

STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:       KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 7

CASE NUMBER:     401-40788-BJH-11

                                                         MONTH: SEPTEMBER-01
                                                               ---------------

QUESTIONNAIRE

                                                                                        YES         NO
                                                                                        ---         --
1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                             X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                         X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                     X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                      X

6.       Are any Post Petition Payroll Taxes past due?                                               X

7.       Are any Post Petition State or Federal Income Taxes past due?                               X

8.       Are any Post Petition Real Estate Taxes past due?                                           X

9.       Are any other Post Petition Taxes past due?                                                 X

10.      Are any amounts owed to Post Petition creditors delinquent?                                 X

11.      Have any Pre Petition Taxes been paid during the reporting period?                          X

12.      Are any wage payments past due?                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                        YES         NO
                                                                                        ---         --
1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                  X

2.       Are all premium payments paid current?                                          X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS


       TYPE OF POLICY             CARRIER                             PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
       --------------             -------                             --------------              --------------------------
Property                     Lexingon, Allianz                        5/29/00-3/1/02                Semi-Annual    $26,485
Group Health                 Blue Cross Blue Shield                Terminated 08/01/01                        N/A
Auto                         Liberty Mutual                           9/1/00-3/1/02                 Semi-Annual    $ 3,333
D&O Liability                Great American Insurance               10/31/98-10/31/01               Annual         $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40788-BJH-11                             ACCRUAL BASIS

                                                       MONTH:  SEPTEMBER-01
                                                             -----------------

  ACCRUAL BASIS         LINE
   FORM NUMBER         NUMBER       FOOTNOTE/EXPLANATION
   -----------         ------       --------------------
       1                 1          Pursuant to the February 12, 2001 Order (1)
       3                 1          Authorizing Continued Use of Existing Forms
                                    and Records; (2) Authorizing Maintenance of
                                    Existing Corporate Bank Accounts and Cash
                                    Management System; and (3) Extending Time to
                                    Comply with 11 U.S.C. Section 345 Investment
                                    Guidelines, funds in the Bank of America and
                                    Key Bank deposit accounts are swept daily
                                    into Kevco's lead account number 1295026976.
                                    The Bank of America lead account is
                                    administered by, and held in the name of
                                    Kevco Management Co. Accordingly, all cash
                                    receipts and disbursements flow through
                                    Kevco Management's Bank of America DIP
                                    account. A schedule allocating receipts and
                                    disbursements among Kevco, Inc. and its
                                    subsidiaries is included in this report as a
                                    Supplement to Accrual Basis -3.

       1                 4,24       In September, Liberty Mutual, Debtor's
       4                 5          Workman's Compensation carrier, drew
                                    $300,000 on a letter of credit issued
                                    during 2000. Debtor believes, after a final
                                    audit of its Workman's Compensation account,
                                    that the amount drawn will be refunded in
                                    full.

       1                 7          Prepaid Expenses consist primarily of
                                    professional fee retainers.

       1                10          During this quarter, expense accruals made
       1                14A         at the beginning of the year were reversed
       2                16B,17A     because the liabilities will not be incurred
                                    incurred as estimated. In addition, all
                                    remaining property, plant, equipment, fixed
                                    and other assets have been written off.
                                    These balance sheet and income statement
                                    adjustments were made in order to more
                                    accurately reflect Debtor's assets,
                                    liabilities and expenses. The income
                                    statement gains and losses were netted and
                                    classified as Balance Sheet adjustments.

       1                15          Intercompany receivables/payables are
       1                27A         from/to co-debtors Kevco Manufacturing, LP
       7                3           (Case No. 401-40784-BJH-11), Kevco
                                    Distribution, LP (Case No.
                                    401-40789-BJH-11), Kevco Holding, Inc. (Case
                                    No. 401-40785-BJH-11), DCM Delaware, Inc.
                                    (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                                    (Case No. 401-40786-BJH-11), Kevco
                                    Components, Inc. (Case No.
                                    401-40790-BJH-11), and Kevco, Inc. (Case No.
                                    401-40783-BJH-11). Changes in intercompany
                                    have not been reflected as post-petition
                                    assets and liabilities.

       1                22          The Debtor records on its books accruals for
                                    certain liabilities based on historical
                                    estimates. While the known creditors were
                                    listed on the Debtor's Schedules, the
                                    estimated amounts were not. Accordingly, for
                                    purposes of this report, the accrued
                                    liabilities are reflected as post-petition
                                    "Accrued Liabilities."

CASE NAME:     KEVCO MANAGEMENT, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40788-BJH-11                             ACCRUAL BASIS

                                                       MONTH:  SEPTEMBER-01
                                                             -----------------

  ACCRUAL BASIS         LINE
   FORM NUMBER         NUMBER       FOOTNOTE/EXPLANATION
   -----------         ------       --------------------
       1                25          Pursuant to Order dated February 12, 2001
       2                 9, 13A     and Supplemental Order dated March 14, 2001,
       5                Supp.       debtors were authorized to pay pre-petition
                                    salaries and wages up to a maximum of $4,300
                                    per employee. Debtors were also (a) allowed
                                    to pay accrued vacation to terminated
                                    employees and (b) permitted to continue
                                    allowing employees to use vacation time as
                                    scheduled. During July, all Debtor's
                                    employees except two, Sharon Romere and Wil
                                    Simpson, were terminated. In accordance with
                                    a March 14, 2001 Order Granting Motion to
                                    Approve Management and Employee Retention
                                    Plan by Kevco, Inc., stay bonuses were paid
                                    to participating employees from Debtors' DIP
                                    operating account. Funds maintained in the
                                    Bank of America "Stay Pay" account were
                                    transferred in August to the operating
                                    account as reimbursement.

       1                24          Adjustments to equity are due to secured
       1                32          debt reductions pursuant to the sales of
                                    Kevco Manufacturing, LP's operating
                                    divisions, the asset sale of the South
                                    Region of Kevco Distribution, as well as
                                    direct cash payments. The secured debt owed
                                    to Bank of America by Kevco, Inc. (Case No.
                                    401-40783-BJH-11) has been guaranteed by all
                                    of its co-debtors (see Footnote 1,15);
                                    therefore, the secured debt is reflected as
                                    a liability on all of the Kevco entities.
                                    The charge to equity is simply an adjustment
                                    to the balance sheet.

       4                 9,12       Sales/property tax liabilities represent
                                    accruals of tax and are not yet due.